UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2026

METALS ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43188	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited

PO Box 309

Ugland House

Grand Cayman, KY1-1104

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 345 814 5303

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	MTAL.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	MTAL	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MTAL WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on March 13, 2026, Metals Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units, which includes 3,000,000 units issued pursuant to the exercise by the underwriters of their overallotment option in full (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Also as previously reported, on March 13, 2026, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,066,666 warrants (the “Private Placement Warrants”) to MAC Partners LLC, the Company’s sponsor (the “Sponsor”), Sternship Advisers Pty Ltd (“Sternship”), Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“Cohen”) and Jett Capital Advisors, LLC (“Jett” and, together with Cohen, the “Underwriters”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,600,000. Of the 5,066,666 Private Placement Warrants, the Sponsor purchased 3,533,333 Private Placement Warrants, Cohen purchased 1,226,666 Private Placement Warrants, Jett purchased 230,000 Private Placement Warrants and Sternship purchased 76,667 Private Placement Warrants.

A total of $230,000,000 of the proceeds from the IPO and Private Placement, which amount includes up to $9,200,000 of the Underwriters’ deferred commission, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 13, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALS ACQUISITION CORP. II

	By:	/s/ Michael James McMullen
		Name:	Michael James McMullen
		Title:	Director and Executive Chair

Dated: March 19, 2026

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